                                                               EXHIBIT 10(b)(iv)

                               CROWN CRAFTS, INC.
                             1995 STOCK OPTION PLAN



                                    ARTICLE
                                       I.

                                  DEFINITIONS

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                 (a) "Annual Meeting Date" shall mean the date of the annual meeting of the shareholders of the Company at which the directors are elected.

                 (b) "Board" shall mean the Board of Directors of the Company.

                 (c) "Change in Control" shall mean the occurrence of any of the following:

                          (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than two-thirds of the combined voting power of the then-outstanding securities of such other corporation or person immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of the Company immediately prior to such transaction;

                          (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer, less than two-thirds of the combined voting power of the then-outstanding voting securities of such other corporation or entity immediately after such sale or transfer are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                          (iii) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

                          (iv) There is a report filed on Schedule 13D or Schedule 14D-1 under the Exchange Act (or any successor schedule, form, report or item therein), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined under Rule 13d-3 or any successor rule) of securities representing 20% or more of the combined voting power of the Voting Stock of the Company;

                          (v) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in, or in response to, Form 8-K or Schedule 14A (or any successor schedule, form or report) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                          (vi)             If during any period of two
         consecutive years, individuals who at the beginning of such period constitute the directors of the Company cease for any reason to constitute at least two-thirds thereof; provided, however, that for such purposes each director who is first elected, or first nominated for election by the Company's shareholders, by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period; or

                          (vii) Notwithstanding the foregoing provisions of paragraphs (iv) or (v) above, a Change in Control shall not be deemed to have occurred for purposes of paragraphs (iv) or (v) solely because
         (a) any entity in which the Company, directly or indirectly, beneficially owns 50% or more of the voting securities of such entity (an "Affiliate"), (b) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Affiliate or (c) any group whose beneficial ownership includes Voting Stock owned of record or beneficially, directly or indirectly, by Philip Bernstein, his spouse or his lineal descendants, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership;

                          (viii) Notwithstanding the foregoing paragraphs (i) through (vi) above, solely with respect to Options granted under
         Article VI to Employees (and not with respect to any Option granted to a Nonemployee Director under Article VII) a Change in Control shall not be deemed to have occurred if so determined by a vote of a majority of the directors described in paragraph (vi) above prior to an event described in paragraph (i) through (iii) or within 90 days after the occurrence of an event described in paragraph (iv) or (v) above.

                 (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (e) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan. For purposes of any action taken with respect to an Option granted to an officer or director of the Company subject to Section 16 of the Exchange Act, the Committee shall consist solely of two or more Nonemployee Directors. For purposes of any action taken with respect to an Option granted to any other Employee, the Committee may delegate its authority under the Plan to any member or members of the Board.

                 (f) "Company" shall mean Crown Crafts, Inc., a Georgia corporation.

                 (g) "Disabled Person" shall mean an Employee who, as determined by a licensed physician acceptable to the Committee and evidenced by a certificate to the Company, is completely unable to engage in the Employee's regular occupation by reason of any physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months; provided, the determination of the Committee in its sole discretion as to the classification of an employee as a Disabled Person shall be final.

                 (h)      "Effective Date" shall mean May 13, 1995.

                 (i) "Employee" shall mean any common law employee of the Company or any of its Subsidiaries who is determined by the Committee to be a "key employee" of the Company or such Subsidiary.

                 (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (k) "Fair Market Value" shall mean the fair market value of the Stock as determined by the Committee for the date in question. If the Stock is listed on a national securities exchange, the fair market value per share of Stock shall be not less than 100% of the closing price of the Stock on such national securities exchange on such date. If the Stock is listed on a national securities exchange but no sales of shares of Stock occurred thereon on such date, the fair market value per share of Stock shall be not less than 100% of the closing price of the Stock on the closest date preceding such date. If the Stock is not listed on a national securities exchange, the fair market value of the Stock shall be determined by the method or procedures as established from time to time by the Committee.

                 (l) "Incentive Stock Option" shall mean an option to purchase any stock of the Company, which option complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

                 (m) "LSAR" shall mean a limited stock appreciation right granted pursuant to Article VIII of the Plan.

                 (n) "Nonemployee Director" shall mean a member of the Board of Directors who is not an Employee at the time of grant of an Option.

                 (o) "Nonstatutory Stock Option" shall mean an option to purchase any stock of the Company, which option does not qualify for treatment as an Incentive Stock Option under Section 422 of the Code but instead is subject to tax under Section 83 of the Code.

                 (p) "Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option granted to an Employee or Nonemployee Director pursuant to the Plan.

                 (q) "Optionee" shall mean an Employee or Nonemployee Director to whom an Option has been granted hereunder.

                 (r) "Plan" shall mean the Crown Crafts, Inc. 1995 Stock Option Plan, the terms of which are set forth herein.

                 (s) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

                 (t) "Stock" shall mean the $1.00 par value common stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different class or series of stock or other securities of the Company or some other corporation, such other stock or securities.

                 (u) "Stock Option Agreement" shall mean a written document evidencing an Option grant by the Company to the Optionee under which the Optionee may purchase Stock under the Plan.

                 (v) "Subsidiary" shall mean any corporation in which the Company owns or controls directly or indirectly more than 50% of the total combined voting power represented by all classes of stock issued by such corporation at the time of grant of any Option.

                 (w) "Ten Percent Shareholder" shall mean any person who, as of the date an Option is granted to such person, owns or is considered to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company. For this purpose, a person shall be considered to own (i) the stock owned, directly or indirectly, by or for such person's brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein.

                                  ARTICLE II.


                                   THE PLAN

         2.1 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording selected Employees and Nonemployee Directors an opportunity to acquire or increase their proprietary interests in the Company by granting such persons Options to purchase Stock in the Company.

         2.2 Effective Date. The Plan shall become effective on the Effective Date; provided, if the Plan is not approved by the holders of a majority of the shares of stock of the Company represented at a meeting and entitled to vote thereon within 12 months before or after the date on which the Plan is adopted by the Board, the Plan and any Options granted thereunder shall terminate and become null and void.

         2.3 Termination Date. Subject to Section 2.2 hereof, the Plan shall terminate and no further Options shall be granted hereunder upon the 10th anniversary of the Effective Date.


                                  ARTICLE III.

                                  PARTICIPANTS

         Employees and Nonemployee Directors shall be eligible to participate in the Plan. The Committee may grant Options to any Employee as it may determine from time to time in its sole discretion. In addition, Nonemployee Directors shall be awarded Options on a nondiscretionary basis as provided in
Article VII hereof.


                                  ARTICLE IV.

                                 ADMINISTRATION

         4.1     Duties and Powers of Committee.

                 (a) The Plan shall be administered by the Committee. The Board may from time to time remove members from, or add members to, the Committee and shall fill any vacancy on the Committee. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The determination of the Committee on the matters referred to in this Section 4.1 shall be conclusive.

                 (b) Subject to the express provisions of the Plan, the Committee shall have the discretion and authority to determine to whom from among the Employees an Option will be granted, the time or times at which each Option granted to an Employee may be exercised, the number of shares of Stock subject to each such Option and the terms and conditions of each such Stock Option Agreement. Subject to the express provisions of the Plan, the grant of an Option by the Committee shall be final and shall not be subject to approval by any other party. Notwithstanding the foregoing or anything in the Plan to the contrary, the Committee shall not exercise discretion with respect to grants of Options to Nonemployee Directors or the terms and conditions of Stock Option Agreements with Nonemployee Directors, which shall be subject to Article VII hereof.

                 (c) Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and requirements relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options granted hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations.

                 (d) No member of the Board or the Committee shall be liable to any person for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4.2 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all the members of the Committee shall constitute the action of the Committee.


                                   ARTICLE V.

                        SHARES OF STOCK SUBJECT TO PLAN

         5.1 Limitations. Subject to adjustments pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued and sold pursuant to the exercise of Options hereunder, in the aggregate or to any one Employee, shall not exceed 1,500,000 shares of Stock. The grant of an LSAR shall not reduce the number of shares of Stock that may be issued and sold hereunder. Shares of Stock subject to an Option may be either authorized but unissued shares or shares issued and reacquired by the Company. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised, the shares of Stock allocable to any unexercised portion of such Option may again be the subject of an Option granted under the Plan.

         5.2     Adjustments.   In the event of any stock dividend, stock
split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or any other corporate transaction having an effect similar to any of the foregoing:

                 (a) The Committee may make or provide for such adjustments in the number of shares of Stock subject to each outstanding Option, the Option price applicable to such Option and the kind of shares covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Optionees;

                 (b) The Committee may make or provide for such adjustments in the number of shares specified in Sections 5.1 and 7.2 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect such transaction or event; and

                 (c) The Committee may provide in substitution for any or all outstanding Options such alternative consideration as the Committee may in good faith determine to be equitable under the circumstances, or it may provide that the Optionee will be entitled to receive an equivalent grant or award in respect of securities of the surviving entity of any merger, consolidation or other transaction having a similar effect.

         Notwithstanding the foregoing, (i) any adjustments or amendments to Incentive Stock Options under this Section 5.2 shall, if determined by the Committee, be made in accordance with Section 424(a) of the Code so as to preserve the status of such Options as incentive stock options under Section 422 of the Code, and (ii) Nonstatutory Stock Options subject to grants or previously granted to Nonemployee Directors at the time of any such event described in this Section 5.2 shall be subject only to such adjustment as shall be necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of the Option.


                                  ARTICLE VI.

                       OPTIONS TO BE GRANTED TO EMPLOYEES

         6.1 General. The provisions of this Article VI shall apply to Options granted by the Committee to Employees and, except as expressly set forth in Article VII, shall not apply to Options granted to Nonemployee Directors.

         6.2 Option Grant. Each Option granted hereunder to an Optionee shall be evidenced by minutes of a meeting of the Committee or the written consent of the Committee, and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee. As to each such grant hereunder, the terms of the Option, including the Option's duration, time or times of exercise, and exercise price shall be stated in the Stock Option Agreement. The Stock Option Agreement shall clearly identify whether the Options granted are Incentive Stock Options or Nonstatutory Stock Options. If an Incentive Stock Option and a Nonstatutory Stock Option are issued together, the right of the Optionee to exercise or surrender one such Option shall not be conditioned on the surrender of, or failure to exercise, the other Option. The terms and conditions of each Stock Option Agreement shall be consistent with the Plan, and in the event of any inconsistencies between the Plan and any Stock Option Agreement, the terms of the Plan shall control.

         6.3 Optionee Limitations. To the extent that the aggregate Fair Market Value of stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this
Section 6.3, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

         6.4 Option Price. The per share Option price of the Stock subject to each Incentive Stock Option shall be equal to the Fair Market Value of the Stock on the date the Option is granted; provided, the Option price of the Stock subject to any Incentive Stock Option granted to a Ten Percent Shareholder shall be equal to at least 110% of the Fair Market Value of the Stock. The per share Option price of the Stock subject to each Nonstatutory Stock Option shall be determined by the Committee, and may be less than Fair Market Value on the date the Option is granted.

         6.5 Exercise Period. The period of the exercise of each Option shall be determined by the Committee, but in no instance shall the exercise period for an Incentive Stock Option exceed 10 years (5 years in the case of an Option granted to a Ten Percent Shareholder) from the date of grant of the Option. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

         6.6 Acceleration Upon Change in Control. Unless otherwise determined by the Committee and set forth in the Stock Option Agreement, each Option shall become fully and immediately exercisable upon the occurrence of a Change in Control, provided that the Optionee is employed by the Company or a Subsidiary on the date of such Change in Control. Notwithstanding the foregoing, if an Employee exercises an LSAR following an event described in paragraph (iv) or (v) of the definition of Change in Control contained in
Article I hereof, the exercise of any portion of the Option which would not, except to the extent that such event constitutes a Change in Control, then be exercisable shall not be effective until the expiration of the 90 day period following such event. If the directors determine that the event did not constitute a Change in Control in accordance with paragraph (viii) of such definition, the exercisability of the Option shall not be accelerated.

         6.7 Option Exercise. Unless otherwise provided in the Stock Option Agreement, an Option shall be exercisable in whole or in part at any time and from time to time prior to expiration of the Option. The Committee shall have the authority in its sole discretion to prescribe in any Stock Option Agreement that the Option may be exercised in installments during the term of the Option and to further condition an Optionee's right to exercise all or any portion thereof.

                 (a) An Option may be exercised at any time and from time to time during the term of the Option as to any or all full shares of Stock that have become purchasable under the provisions of the Option, but not at any time as to fewer than 100 shares unless the remaining shares that are purchasable are fewer than 100 shares. An Option shall be exercised by written notice of exercise of the Option with respect to a specified number of shares of Stock delivered to the Company at its principal office.

                 (b) The Option price for the number of shares of Stock with respect to which the Option is being exercised shall be paid in full in cash or check acceptable to the Company, and the Company shall not be required to deliver certificates for such shares until such payment has been made; provided, in lieu of cash funds, an Optionee may, to the extent permitted by the Stock Option Agreement at the date of grant, exercise the Option in whole or in part (i) by tendering to the Company nonforfeitable shares of Stock owned by the Optionee for at least 6 months and having a Fair Market Value equal to the Option price applicable to the Option, or a combination of cash and shares or (ii) by deferred payment from the proceeds of sale through a broker of some or all of the shares of Stock to which the exercise relates. The Optionee shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued or transferred to the Optionee upon the exercise of the Option.

                 (c) In addition to and at the time of payment of the Option price, the Optionee shall pay to the Company in cash or check acceptable to the Company the full amount of any federal, state or local withholding or other employment taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of such exercise. To the extent permitted by the Committee at the time of exercise, any withholding obligation may be satisfied by relinquishment of that number of the shares of Stock with respect to which the Option is being exercised having a Fair Market Equal to the required withholding, or a combination of cash and shares. In addition, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Optionee, upon such terms and conditions as the Committee shall prescribe.

         6.8 Nontransferability of Option. Except as expressly authorized by the Committee, no Option may be transferred by an Optionee otherwise than by will or the laws of descent and distribution.

         6.9     Termination of Service.  Except as otherwise provided in
Section 6.11 hereof, in the event of termination of the employment of an Optionee by the Company or a Subsidiary for any reason, including retirement, any Option held by the Optionee, to the extent not theretofore exercised, shall forthwith terminate unless the Committee, in its sole discretion, provides in the Stock Option Agreement that the Option shall be exercisable after such termination (but only to the extent of the number of shares of Stock with respect to which the Option may be exercised at the date of termination of employment), and, provided further, that in no event shall any Stock Option Agreement provide for the extension of the period during which the Option may be exercised beyond the earlier of (i) the expiration of the period of exercisability of such Option as specified in the Stock Option Agreement, or
(ii) 90 days from the date of termination.

         6.10 No Right to Employment. Nothing in the Plan or in any Option or Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or a Subsidiary or shall interfere in any way with any right the Company or a Subsidiary may have to terminate such person's employment at any time.

         6.11 Death or Disability of Holder of Option. In the event any Optionee dies or becomes a Disabled Person while the Optionee is an employee of the Company or a Subsidiary, any Option created pursuant to the Plan held by the Optionee (i) shall become immediately exercisable in full (unless otherwise specified in the Stock Option Agreement), and (ii) may be exercised by the Optionee or the legatee or legatees under the Optionee's will, or by the Optionee's personal representative or distributees, within 1 year following the date of the Optionee's disability or death, or such shorter period as may be specified in the Stock Option Agreement, but in no event after the expiration of the period of exercisability of such Option as specified in the Stock Option Agreement. If an Option granted hereunder shall be exercised by the personal representative of a deceased, disabled or former employee, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such personal representative or other person to exercise such Option.

                                  ARTICLE VII.

                 OPTIONS TO BE GRANTED TO NONEMPLOYEE DIRECTORS

         7.1 Nondiscretionary Grants. Each Option granted hereunder to a Nonemployee Director shall be evidenced by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee. Each such Stock Option Agreement shall include and conform to the terms and conditions set forth in this Article VII, and such other terms and conditions not inconsistent herewith.

         7.2 Annual Grants. On the first business day following each Annual Meeting Date, each Nonemployee Director serving on the Board of Directors on such date shall be granted an Option to purchase 2,000 shares of Stock. Each Option granted to a Nonemployee Director shall include a related LSAR as described in Article VIII hereof.

         7.3 Option Price. The per share Option price of the Stock subject to each Option granted to a Nonemployee Director shall be equal to the Fair Market Value of the Stock on the date the Option is granted.

         7.4 Exercise Period. Each Option granted to a Nonemployee Director shall first become exercisable with respect to one-third of the number of shares subject to the Option on each of the first three anniversaries of the date of grant and shall expire on the fifth anniversary of the date of grant of the Option. Notwithstanding the foregoing, each Option granted to a Nonemployee Director shall become fully and immediately exercisable upon the occurrence of a Change in Control.

         7.5 Option Exercise. Each Option granted to a Nonemployee Director may be exercised in the manner described in Section 6.7(a) and (b) hereof. Each such Stock Option Agreement shall provide for the exercise of such Option by payment of cash or check or by the tender of shares of Stock in the manner described in Section 6.7(b) hereof.

         7.6 Nontransferability of Option. No Option shall be transferred by a Nonemployee Director otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, an Option shall be exercisable only by the Optionee.

         7.7 Termination of Membership on the Board. If a Nonemployee Director terminates membership on the Board of Directors for any reason, including death, an Option held by the Optionee on the date of such termination may be exercised in whole or in part (but only to the extent of the number of shares of Stock with respect to which the Option was exercisable at the date of such termination) at any time prior to the earlier of (i) the expiration of the period of exercisability of such Option as specified in

Section 7.4, or (ii) 90 days from the date of termination. If an Option granted hereunder shall be exercised by the personal representative of a deceased Nonemployee Director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any Nonemployee Director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such personal representative or other person to exercise such Option.


                                 ARTICLE VIII.

                       LIMITED STOCK APPRECIATION RIGHTS

         8.1 General. Each Option granted to a Nonemployee Director, and unless otherwise determined by the Committee, each Option granted pursuant to the Plan shall include a limited stock appreciation right ("LSAR") relating to a number of shares of Stock subject to such option. Each LSAR granted hereunder shall be subject to the terms and conditions set forth below:

         8.2 Benefit Upon Exercise. The exercise of an LSAR with respect to any number of shares of Stock shall entitle the Optionee to a cash payment, for each such share, equal to the excess of (a) the greater of (i) the highest price per share of Stock paid in a tender offer, exchange offer or merger occurring in connection with the Change in Control with respect to which such LSAR became exercisable and (ii) the highest Fair Market Value of a share of Stock during the 60 day period immediately preceding such Change in Control over (b) the Option price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of 5 business days after the effective date of such exercise. The Company shall have the right to withhold from the payment an amount sufficient to satisfy any federal, state or local tax withholding obligations in respect of such exercise.

         8.3 Term and Exercise of LSARs. An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of 60 days after such date. Notwithstanding the preceding sentence, in the event that an LSAR held by any Optionee who is or may be subject to the provisions of Section 16 of the Exchange Act becomes exercisable prior to the expiration of 6 months following the date on which it is granted, the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such 6 month period and terminating on the expiration of 60 days following such date. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

                 (a) The exercise of an LSAR with respect to a number of shares of Stock shall cause the immediate and automatic cancellation of the related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this subsection), with respect to a number of shares of Stock, shall cause the cancellation of the LSAR with respect to an equal number of shares.

                 (b) Each LSAR shall be exercisable in whole or in part; provided, no partial exercise of an LSAR shall be for fewer than 100 shares of Stock. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                 (c) No LSAR shall be assignable or transferable otherwise than together with its related Option.

                 (d) An LSAR shall be exercised only by written notice of exercise served upon the Company specifying the number of shares of Stock in respect of which the LSAR is being exercised and the proposed effective date of exercise. The Optionee may withdraw such notice at any time prior to the close of business on the business day immediately preceding the proposed effective date of exercise.

                 (e)      Notwithstanding anything to the contrary in this
Article VIII, if an Employee exercises an LSAR following an event described in paragraph (iv) or (v) of the definition of Change in Control contained in
Article I hereof, no payment shall be made to the Employee during the 90 day period following such event. If the directors determine that the event did not constitute a Change in Control in accordance with paragraph (viii) of such definition, the exercise of the LSAR shall be invalid. During this 90 day period, the Employee may withdraw the notice of exercise of the LSAR at any time.


                                  ARTICLE IX.

                               STOCK CERTIFICATES

         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

                 (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

                 (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its discretion deem necessary or advisable; and

                 (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.


                                   ARTICLE X.

                            PURCHASE FOR INVESTMENT

         Except as hereafter provided, the Board may require as a condition of issuance of any shares of Stock pursuant to this Plan that the holder of an Option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the shares of Stock acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such shares of Stock shall be made only pursuant to either (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with regard to the shares of Stock being sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such shares of Stock, if required by the Company, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to issuances by the Company so long as the shares of Stock being issued are registered under the Securities Act and a prospectus in respect thereof is current.


                                  ARTICLE XI.

                                    LEGENDS

         The Company may endorse such legend or legends upon the certificates for shares of Stock issued upon exercise of an Option granted hereunder, and the Committee may issue such "stop transfer" instructions to its transfer agent in respect of such shares of Stock, as the Committee, in its discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act,
(ii) implement the provisions of any agreement between the Company and the Optionee with respect to such shares of Stock, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in
Section 421(b) of the Code, of shares of Stock transferred upon exercise of an Incentive Stock Option granted under the Plan.

                                  ARTICLE XII.

                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

         The Board may at any time terminate the Plan, and may at any time and from time to time and in any respect amend or modify the Plan; provided, the Board, without approval of the shareholders of the Company, may not adopt any amendment to the Plan if the amendment would:

                 (a) increase the total number of shares of Stock that may be issued pursuant to the Plan except as contemplated in Section 5.2 hereof;

                 (b) materially increase the benefits accruing to participants in the Plan; or

                 (c) materially modify the requirements as to eligibility for participation in the Plan.

         Provided further, in no event shall any provision of Article VII hereof be amended more than once every 6 months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder, or rules promulgated by the Securities and Exchange Commission.

         Notwithstanding the foregoing, the Board shall not terminate, amend or modify the Plan in any manner so as to affect the price of the shares of Stock purchasable pursuant to any Option theretofore granted under the Plan without the consent of the Optionee or transferee of the Option. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted.


                                 ARTICLE XIII.

                    RELATIONSHIP TO OTHER COMPENSATION PLANS

         The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees. Any benefits earned or income realized under the Plan shall not be deemed to constitute compensation or income for purposes of any other plan or payroll practice of the Company or any Subsidiary, except as expressly set forth in such other plan or practice.

                                  ARTICLE XIV.

                                 MISCELLANEOUS

         14.1 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns.

         14.2 Number and Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         14.3 Headings. Headings of articles and sections hereof are inserted for convenience and reference only and constitute no part of the Plan.

         14.4 Applicable Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, without reference to the principles regarding conflicts of laws.

         14.5 Restricted Shares. Any and all shares of Stock issued pursuant to this Plan shall be subject to the terms and conditions of any other agreement between the Optionee and the Company with respect to such shares of Stock.